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                                                                    EXHIBIT 23.2





                      CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this Registration Statement on Form S-4 (File No. 021564) of our report dated January 19, 1996, on our audits of the consolidated financial statements of West Coast Bancorp, Inc. and Subsidiary. We also consent to the reference to our firm under the caption "Experts."



                                Coopers & Lybrand L.L.P.



Fort Myers, Florida
March 4, 1997